UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 20, 2010

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 26, 2010, Jamba, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 20, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the 2010 Annual Meeting of Stockholders held on May 20, 2010 (the “Annual Meeting”), the stockholders of the Company approved the adoption of the Company’s 2006 Employee, Director and Consultant Stock Plan, as amended and restated (the “2006 Plan”), under which the Company may issue equity-based awards to officers, employees, directors and any other individuals providing services to or for the Company to, among certain other changes, increase the authorized aggregate number of shares issuable under the plan from 5,000,000 to 8,000,000. The 2006 Plan, as amended following the vote of the stockholders, was filed as Annex A to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Company on April 1, 2010, which 2006 Plan is incorporated by reference into this current report on Form 8-K.

Also at the Annual Meeting, the stockholders of the Company approved the adoption of the Jamba, Inc. 2010 Employee Stock Purchase Plan (the “2010 ESPP”), under which the employees of the Company, subject to certain restrictions in the 2010 ESPP, may enroll to acquire purchase rights for the Common Stock of the Company. The 2010 ESPP, as approved by the stockholders, was filed as Annex B to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Company on April 1, 2010, which 2010 ESPP is incorporated by reference into this current report on Form 8-K.

On May 20, 2010, the Board of Directors (the “Board”) of the Company increased the annual salary of Ms. Karen Luey, the Company’s Senior Vice President and Chief Financial Officer, by $35,000 to $310,000. The remaining terms of Ms. Luey’s employment continue to be governed by that certain executive employment agreement entered into between the Company and Ms. Luey as of October 10, 2008, the form of which is filed as Exhibit 10.1 to the current report on Form 8-K filed October 14, 2008 and incorporated herein by reference. In addition, the Board approved the grant of an option to purchase 40,000 shares of the Company’s common stock pursuant to the 2006 Plan. Ms. Luey’s eligibility to participate in the 2010 Management Bonus Program, a description of which is disclosed in the Company’s current report on Form 8-K dated as of March 9, 2010, was increased to up to 50% of her current base salary from up to 40% as previously disclosed.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 20, 2010, the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect four nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2010;

(iii)	to approve the 2006 Plan, as amended and restated, to change the authorized aggregate number of shares issuable under the plan from 5,000,000 to 8,000,000 and to make certain other changes as described therein; and

(iv)	to approve the adoption of the 2010 ESPP.

The four nominees were elected, the appointment of the independent registered public accounting firm was ratified, the 2006 Plan, as amended and restated, was approved and the 2010 ESPP was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
James D. White	40,259,595	154,325	92,058	22,157,736
Lesley H. Howe	40,224,153	165,750	116,075	22,157,736
Richard L. Federico	40,173,693	161,009	171,276	22,157,736
Brian Swette	34,921,463	5,423,349	161,166	22,157,736

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,133,195	144,704	385,815	—

Approval of the 2006 Plan, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,885,348	1,513,915	106,715	22,157,736

Approval of the 2010 ESPP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,012,730	388,232	105,016	22,157,736

Concurrently with the election of the Company’s directors at the Annual Meeting, the holders of our Series B-1 Preferred Stock, voting as a separate class, unanimously re-elected Andrew R. Heyer and Beth Bronner as the Series B-1 Directors and the holders of our Series B-2 Preferred unanimously re-elected Michael Serruya as the Series B-2 Director, in each case by written consent dated effective May 20, 2010.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 26, 2010 regarding financial results for the 16 week period ended April 20, 2010

10.1	Jamba, Inc. Amended and Restated 2006 Employee, Director and Consultant Stock Plan, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed on April 1, 2010

10.2	Jamba, Inc. 2010 Employee Stock Purchase Plan, incorporated by reference to Annex B of the Company’s Definitive Proxy Statement filed on April 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: May 26, 2010	By:	/s/ Karen L. Luey
	Name:	Karen L. Luey
	Title:	Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 26, 2010 regarding financial results for the 16 week period ended April 20, 2010.

10.1	Jamba, Inc. Amended and Restated 2006 Employee, Director and Consultant Stock Plan, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed on April 1, 2010

10.2	Jamba, Inc. 2010 Employee Stock Purchase Plan, incorporated by reference to Annex B of the Company’s Definitive Proxy Statement filed on April 1, 2010